[LOGO OF EATON VANCE MUTUAL FUNDS APPEARS HERE

                                  [PHOTO OF EDUCATION SIGN ON WALL APPEARS HERE]


Annual Report December 31, 1998


                                  EATON VANCE
                                MUNICIPAL BOND
                                     FUND


                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF HIGHWAY APPEARS HERE]








[PHOTO OF SUSPENSION BRIDGE APPEARS HERE]

Eaton Vance Municipal Bond Fund as of December 31, 1998

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Eaton Vance Municipal Bond Fund, Class A, had a total return of 6.1% during the period from inception on January 6, 1998 through December 31, 1998, the result of a decline in NAV from $10.00 to $9.97, and the reinvestment of $0.522 in dividends and $0.109 in capital gain distributions./1/

Class B shares had a total return of 4.0% for the period from inception on January 14, 1998 through December 31, 1998, the result of a decline in NAV from $10.00 to $9.88, and the reinvestment of $0.41 in dividends and $0.109 in capital gain distributions./1/

Class I shares had a total return of 6.8% for the year ended December 31, 1998. That return was the result of an increase in net asset value per share from $10.84 on December 31, 1997 to $10.87 on December 31, 1998, and the reinvestment of $0.576 in dividends and $0.109 in capital gain distributions./1/

Municipal bonds are now among the most undervalued asset classes...

As the year ended, municipal bonds represented one of the most undervalued asset classes in the financial markets. Historically, municipal bond yields have averaged around 85% of Treasury bond yields. However, in the flight to Treasuries that characterized the bond market in late 1998, that ratio has been skewed dramatically. At December 31, 1998, representative 30-year tax-exempt bonds were yielding 5.1%, or 100% of 30-year Treasury yields! Considering their tax-exemption, that is one of the true market anomalies of the decade. By any measure of historical valuation, municipal bonds today represent a remarkable bargain.

Taxes remain high, while tax reform is stalled in Congress...

The election year promises of tax cuts appear to have reached a roadblock in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden - and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains attractive. At their recent levels, municipal bonds are especially attractive. Moreover, municipal bonds remain an excellent fixed-income alternative - to diversify one's investment portfolio and to lower one's tax burden.

Sincerely,

/s/ Thomas J. Fetter
----------------------
Thomas J. Fetter
President
February 9, 1999


--------------------------------------------------------------------------------

Fund Information
as of December 31, 1998



Performance/2/        Class A       Class B        Class I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                 N.A.          N.A.          6.8%
Five Years               N.A.          N.A.          6.8
Ten Years                N.A.          N.A.          8.7
Life of Fund+            6.1           4.0           7.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                 N.A.          N.A.          6.8%
Five Years               N.A.          N.A.          6.8
Ten Years                N.A.          N.A.          8.7
Life of Fund+            1.0           -0.9          7.9

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78


Five Largest Sector Weightings/3/
--------------------------------------------------------------------------------
By total net assets

Escrowed - Prerefunded           20.0%
Hospital                          6.9%
Insured - Hospital                6.5%
Education                         5.9%
Industrial Development            5.6%

/1/ These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. There is no sales charge for the Class I shares. /2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. There is no sales charge for the Class I shares. /3/ Five largest sector weightings account for 44.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change. * Private insurance does not decrease the risk of loss of principal associated with this investment.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Municipal Bond Fund as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Thomas J. Fetter
Portfolio Manager


An interview with Thomas J. Fetter, president and portfolio manager of Eaton Vance Municipal Bond Fund.

Q: Tom, the bond markets were unusually volatile in 1998. What were the causes of that volatility?

A: The fixed-income markets were extremely fragmented in 1998 and that created a difficult environment for investors. While the Treasury market rallied strongly, the non-Treasury market - including municipals - fared less well. Because of concerns about global economic upheavals, investors focused intently on quality, and, in the minds of many investors, that meant U.S. Treasury bonds. Meanwhile, investors in non-government bonds were caught in the turmoil of the global credit crisis, struggling Asian economies and the Russian devaluation. Overall, it was a very challenging period for bond investors.

Q: How did the municipal sector fare in comparison to other sectors?

A: The municipal market performed well, especially in light of the chaos in other fixed-income areas. Municipals typically have been less volatile, a characteristic most evident during this period. Many bonds are backed by the good faith and credit of states and municipalities, which have benefited from increased tax revenues in a fairly strong economy. And, that positive performance occurred in a year when issuance of municipal bonds rose sharply, to around $300 billion in 1998 from just $221 billion in 1997, according to the Bond Market Association. Overall, it was a fairly good showing for the municipal market.

Q: How would you evaluate the Fund's performance during the period?

A: The Fund again performed well relative to its peer group. The 6.8% one-year total return for the Fund's Class I shares outperformed the Lipper General Municipal Debt fund average, which had a total return of 5.3% for the same period./1/ And the risk-adjusted performance of the Fund's Class I shares earned it a Five-Star Overall Morningstar/TM/ Rating among 1,577 municipal bond funds - a national monitor of mutual fund performance./2/


Q: How have you positioned the Fund in recent months?

A: Escrowed bonds were again the Fund's largest commitment. At December 31, they represented 20.0% of the Fund's holdings. These are bonds that have been pre-refunded by their issuers. Typically, these pre-refundings take place during periods of declining interest rates, such as this past year. While the issuer is able

--------------------------------------------------------------------------------

Portfolio Quality Weightings/3/
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA             40.8%
AA              10.8%
A               13.8%
BBB              4.7%
BB               2.0%
Non-Rated       27.4%


Portfolio Overview/3/
--------------------------------------------------------------------------------

Number of Issues                                96
Average Rating                                  A+
Average Maturity                         23.8 Yrs.
Effective Maturity                       12.8 Yrs.
Average Call                             10.9 Yrs.
Average Dollar Price                        $96.83


/1/ It is not possible to invest directly in an Index or Lipper category.
/2/ Morningstar ratings reflect historical risk-adjusted performance through 12/31/98 and are subject to change every month. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds' 3-,5-, and 10-year average annual returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1,577 funds); for the 5-year period, 5 stars (1,040 funds); and for the 10-year period, 5 stars (370 funds). /3/ Because the Fund is actively managed, Portfolio Ratings and Portfolio Overview are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Municipal Bond Fund as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion Cont'd
--------------------------------------------------------------------------------

   to take advantage of lower rates, the outstanding bonds are backed by U.S. Treasury bonds and consequently deemed to be of the very highest quality. Investors' peace-of-mind is an important consideration and was especially so in 1998, when many worried investors engaged in a so-called "flight to quality."

Q: Hospital issues were also large holdings in the Fund. What did you find attractive about that sector?

A: We've tried to focus our investments on those institutions that are pioneering the ongoing industry changes. These may be facilities that have been taken over by private hospital companies, or those that are the result of a merger of equals, or facilities such as the Mayo Clinic in Minnesota, which has a worldwide reputation in a number of health care specialties.

   The industry is in the midst of a major restructuring. Changing demographics, the need to achieve cost effectiveness, and continuing pressure from Medicare reimbursement policies are all driving those changes. The Fund continued to emphasize those institutions that we believe are likely to emerge on top.

--------------------------------------------------------------------------------
Your Investment at Work
-------------------------------------------

   Massachusetts Health and Education          [GRAPHIC OF GRADUATE HAT
   Finance Authority                                APPEARS HERE]
   Boston College

 . Boston College is a Jesuit-run, coeducational college in Chestnut Hill. The university maintains highly competitive admissions standards and in recent years, has consistently been ranked among the nation's leading undergraduate programs.

 . These bonds were issued to finance the construction and renovation of dormitories, classrooms and science office facilities.

 . The bonds have a 4.75% coupon and provide excellent call protection. They represent an investment in a well-regarded, AA-rated credit, a rarity in a market increasingly dominated by insured bond issuance.

Q: Nursing homes and senior life care facilities are another offshoot of the health care industry. What role did they play in your strategy?

A: We have increased our research commitment to the nursing home and life care sectors in recent years, making them an Eaton Vance specialty. The long-term facilities are playing a critical role in the health care revolution that I mentioned earlier. Many families are facing the challenge of finding complete, affordable, long-term care for aging relatives. Increasingly, these long-term facilities represent an attractive alternative. They offer individuals a wide range of health care options together with the independence that many seniors crave. For investors, the life care sector has been especially attractive. With the "spread compression" of recent years, life care bonds have provided a very attractive yield advantage.

   Typically, the bonds that finance senior care facilities are non-rated. While they may carry very attractive coupons, the required credit analysis is very intensive. At Eaton Vance, we apply our own internal standards, which are especially rigorous. We have discovered good value in the life care sector and produced excellent tax-free income for the Fund.

Q: You mentioned the "spread compression" in municipal bond yields. What exactly does that mean?

A: The difference between yields for higher-quality and lower-quality bonds has narrowed significantly in recent years. Whereas the coupon for a BBB-rated hospital bond would have been 300 basis points (3%) higher than a AAA-rated hospital bond a decade ago, the difference, or quality spread, is likely to be only 25 to 50 basis points today.

   That narrowing has resulted from the growing issuance of insured bonds to reduce interest costs and from the tendency of investors to buy A and AA-rated bonds when they appear. The result is that yield spreads have declined to a historical low.

Eaton Vance Municipal Bond Fund as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion Cont'd
--------------------------------------------------------------------------------


Q: You increased your exposure to education bonds. What did you emphasize in that area?

A: The Fund's education bonds represented high-quality issuers and excellent liquidity. The New York State Dormitory Authority is a prolific issuer that provides funding for a wide range of educational facilities throughout New York state. We were able to invest in a Dormitory Authority issue for Columbia University, one of the nation's premier universities. The Massachusetts Health and Education Finance Authority (HEFA) performs a similar function in Massachusetts. The Fund has an investment in a HEFA issue for Boston College, which was included in a recent survey by U.S. News and World Report of the nation's leading undergraduate programs.

Q: Tom, what is your outlook for the municipal market in the coming year?

A: Even as the economy continues to generate fairly strong growth, inflation appears under control. And barring a major shock, budget surpluses are expected to rise. Therefore, the outlook for bonds in general is favorable, and, with tax-exempt yields roughly equivalent to their Treasury counterparts, I believe municipal bonds currently represent excellent value.

   Following this volatile year and yet another 20%-plus performance for equities, many investors may be over-weighted in equities. Now may be a good time to re-allocate portfolios to include a larger bond weighting. Given their recent ratios to Treasuries and their status as one of the few remaining tax shelters, I believe that municipal bonds certainly merit strong consideration in every investor's portfolio.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Municipal Bond Fund, Class 1 vs. the Lehman
Brothers Municipal Bond Index

                           [LINE GRAPH APPEARS HERE]

  Date                       Fund/NAV                     LBMBI
  ----                       --------                     -----
12/31/88                      $10,000                   $10,000
 1/31/89                      $10,129                   $10,207
 2/28/89                      $10,056                   $10,090
 3/31/89                      $10,039                   $10,066
 4/30/89                      $10,341                   $10,305
 5/31/89                      $10,553                   $10,519
 6/30/89                      $10,709                   $10,662
 7/31/89                      $10,796                   $10,807
 8/31/89                      $10,673                   $10,702
 9/30/89                      $10,632                   $10,669
10/31/89                      $10,803                   $10,800
11/30/89                      $10,987                   $10,989
12/31/89                      $11,065                   $11,079
 1/31/90                      $10,927                   $11,027
 2/28/90                      $11,054                   $11,125
 3/31/90                      $11,072                   $11,128
 4/30/90                      $10,882                   $11,048
 5/31/90                      $11,221                   $11,289
 6/30/90                      $11,338                   $11,388
 7/31/90                      $11,544                   $11,556
 8/31/90                      $11,237                   $11,388
 9/30/90                      $11,268                   $11,395
10/31/90                      $11,427                   $11,602
11/30/90                      $11,766                   $11,835
12/31/90                      $11,836                   $11,886
 1/31/91                      $11,998                   $12,046
 2/28/91                      $12,082                   $12,151
 3/31/91                      $12,089                   $12,155
 4/30/91                      $12,267                   $12,317
 5/31/91                      $12,389                   $12,427
 6/30/91                      $12,353                   $12,414
 7/31/91                      $12,557                   $12,566
 8/31/91                      $12,763                   $12,731
 9/30/91                      $12,942                   $12,897
10/31/91                      $13,068                   $13,013
11/30/91                      $13,112                   $13,049
12/31/91                      $13,433                   $13,329
 1/31/92                      $13,408                   $13,360
 2/28/92                      $13,412                   $13,364
 3/31/92                      $13,429                   $13,369
 4/30/92                      $13,545                   $13,488
 5/31/92                      $13,776                   $13,647
 6/30/92                      $14,037                   $13,876
 7/31/92                      $14,485                   $14,292
 8/31/92                      $14,245                   $14,153
 9/30/92                      $14,307                   $14,245
10/31/92                      $14,006                   $14,105
11/30/92                      $14,420                   $14,358
12/31/92                      $14,630                   $14,504
 1/31/92                      $14,797                   $14,673
 2/28/93                      $15,351                   $15,204
 3/31/93                      $15,206                   $15,043
 4/30/93                      $15,391                   $15,195
 5/31/93                      $15,516                   $15,280
 6/30/93                      $15,807                   $15,536
 7/31/93                      $15,809                   $15,556
 8/31/93                      $16,134                   $15,880
 9/30/93                      $16,398                   $16,061
10/31/93                      $16,432                   $16,091
11/30/93                      $16,247                   $15,949
12/31/93                      $16,608                   $16,286
 1/31/94                      $16,798                   $16,472
 2/28/94                      $16,326                   $16,046
 3/31/94                      $15,488                   $15,392
 4/30/94                      $15,539                   $15,523
 5/31/94                      $15,733                   $15,657
 6/30/94                      $15,622                   $15,566
 7/31/94                      $15,899                   $15,847
 8/31/94                      $15,998                   $15,902
 9/30/94                      $15,706                   $15,669
10/31/94                      $15,395                   $15,390
11/30/94                      $15,000                   $15,112
12/31/94                      $15,401                   $15,444
 1/31/95                      $15,937                   $15,886
 2/28/95                      $16,443                   $16,348
 3/31/95                      $16,546                   $16,536
 4/30/95                      $16,565                   $16,555
 5/31/95                      $17,045                   $17,084
 6/30/95                      $16,841                   $16,934
 7/31/95                      $16,913                   $17,094
 8/31/95                      $17,054                   $17,311
 9/30/95                      $17,127                   $17,421
10/31/95                      $17,480                   $17,674
11/30/95                      $17,834                   $17,968
12/31/95                      $18,085                   $18,140
 1/31/96                      $18,194                   $18,277
 2/28/96                      $18,105                   $18,154
 3/31/96                      $17,817                   $17,922
 4/30/96                      $17,745                   $17,871
 5/31/96                      $17,763                   $17,864
 6/30/96                      $17,872                   $18,059
 7/31/96                      $18,074                   $18,222
 8/31/96                      $18,056                   $18,218
 9/30/96                      $18,371                   $18,473
10/31/96                      $18,650                   $18,682
11/30/96                      $19,006                   $19,024
12/31/96                      $18,949                   $18,943
 1/31/97                      $19,025                   $18,979
 2/28/97                      $19,196                   $19,154
 3/31/97                      $18,948                   $18,898
 4/30/97                      $19,121                   $19,056
 5/31/97                      $19,410                   $19,343
 6/30/97                      $19,875                   $19,549
 7/31/97                      $20,693                   $20,091
 8/31/97                      $20,420                   $19,902
 9/30/97                      $20,774                   $20,138
10/31/97                      $21,070                   $20,268
11/30/97                      $21,190                   $20,388
12/31/97                      $21,626                   $20,685
 1/31/98                      $21,884                   $20,898
 2/28/98                      $21,953                   $20,905
 3/31/98                      $22,033                   $20,923
 4/30/98                      $21,907                   $20,829
 5/31/98                      $22,251                   $21,158
 6/30/98                      $22,328                   $21,242
 7/31/98                      $22,347                   $21,295
 8/31/98                      $22,758                   $21,624
 9/30/98                      $23,063                   $21,893
10/31/98                      $22,917                   $21,893
11/30/98                      $23,038                   $21,970
12/31/98                      $23,086                   $22,025



Performance**          Class A       Class B       Class I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                 N.A.          N.A.          6.8%
Five Years               N.A.          N.A.          6.8
Ten Years                N.A.          N.A.          8.7
Life of Fund+            6.1           4.0           7.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                 N.A.          N.A.          6.8%
Five Years               N.A.          N.A.          6.8
Ten Years                N.A.          N.A.          8.7
Life of Fund+            1.0           -0.9          7.9

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78


*  Source: Towers Data Systems, Bethesda, MD.

   The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/31/98 at net asset value would have been worth $10,555 on December 31, 1998; $10,053 including 4.75% sales charge. An investment in the Fund's Class B shares on 1/31/98 at net asset value would have been worth $10,476 on December 31, 1998; $9,979, including the Fund's applicable CDSC.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Municipal Bond Fund as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
---------------------------------------------------------------------------

Assisted Living -- 1.5%
---------------------------------------------------------------------------
NR        NR        $ 1,000     Bell County, TX, Health
                                Facilities, (Care
                                Institute, Inc., Texas),
                                9.00%, 11/1/24              $  1,145,600
NR        NR          1,000     St. Paul, MN, Housing and
                                Redevelopment, (Care
                                Institute,
                                Inc.-Highland), 8.75%,
                                11/1/24                        1,155,740
---------------------------------------------------------------------------
                                                            $  2,301,340
---------------------------------------------------------------------------

Education -- 5.9%
---------------------------------------------------------------------------
Aa3       AA-       $ 2,500     Massachusetts HEFA,
                                (Boston College), 4.75%,
                                6/1/31                      $  2,341,200
Aaa       AAA         1,500     New York State Dormitory
                                Authority, (Columbia
                                University), 5.00%, 7/1/22     1,482,630
A3        A-          3,250     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                5.125%, 5/15/21(1)             3,228,419
A3        A-          1,500     New York State Dormitory
                                Authority, (State
                                University Educational
                                Facilities),
                                7.50%, 5/15/11                 1,872,990
---------------------------------------------------------------------------
                                                            $  8,925,239
---------------------------------------------------------------------------

Electric Utilities -- 5.4%
---------------------------------------------------------------------------
Aa2       AA        $ 1,000     Colorado Springs, CO,
                                Utility System, 6.75%,
                                11/15/21                    $  1,091,280
Ba3       B+          1,000     Connecticut State
                                Development Authority,
                                Pollution Control
                                Revenue, (Connecticut
                                Light and Power), 5.85%,
                                9/1/28                         1,006,570
Ba3       B+          1,000     Connecticut State
                                Development Authority,
                                Pollution Control
                                Revenue, (Western
                                Massachusetts Electric
                                Co.), 5.85%, 9/1/28            1,004,680
NR        NR          1,500     Long Island, NY, Power
                                Authority, (RITES),
                                Variable Rate, 12/1/29         1,595,835
Baa2      BBB+        1,500     Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.75%, 7/1/11                  1,627,995
Aa1       AA          2,000     San Antonio, TX, Electric
                                and Natural Gas Revenue,
                                4.50%, 2/1/21                  1,863,320
---------------------------------------------------------------------------
                                                            $  8,189,680
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 20.0%
---------------------------------------------------------------------------
Aaa       NR        $ 2,500     Boston City Hospital, MA,
                                FHA Insured, Prerefunded
                                to 8/15/00, 7.625%,
                                2/15/21                     $  2,712,000
Aaa       NR         14,000     Dawson Ridge, CO,
                                Metropolitan District #1,
                                Escrowed to Maturity,
                                0.00%, 10/1/22                 3,922,099
Aaa       AAA         1,000     Fredericksburg, VA, IDA,
                                Hospital Facility,
                                (FGIC), "INFLOS",
                                Variable Rate, 8/15/23(2)      1,173,750
Aaa       A           1,500     Indiana Transportation
                                Finance Authority,
                                Prerefunded to 11/1/02,
                                6.25%, 11/1/16                 1,657,815
Aaa       AAA         1,000     King County, WA, Public
                                Hospital District No. 1,
                                (AMBAC),
                                6.00%, 9/1/20                  1,042,520
Aaa       AAA         1,060     Loudoun County, VA, IDA,
                                (Falcons Landing),
                                Prerefunded to 11/1/04,
                                8.75%, 11/1/24                 1,348,066
NR        NR          1,000     Maricopa County, AZ, IDA,
                                (Place Five and The
                                Greenery), Escrowed to
                                Maturity, 8.625%, 1/1/11       1,319,780
Aaa       NR          5,500     Massachusetts Turnpike
                                Authority, Escrowed to
                                Maturity,
                                5.00%, 1/1/20                  5,633,539
Aaa       AAA           655     New Hampshire HEFA,
                                (Riverwoods at Exeter),
                                Prerefunded to 3/1/03,
                                9.00%, 3/1/23                    806,613
Aaa       AAA         1,000     New Jersey EDA, (Keswick
                                Pines), Prerefunded to
                                1/1/04,
                                8.75%, 1/1/24                  1,229,810
NR        NR          1,500     New Jersey Sports and
                                Exposition Authority,
                                (Monmouth Park), 8.00%,
                                1/1/25                         1,834,140
Aaa       AAA           665     North Carolina Eastern
                                Municipal Power, Escrowed
                                to Maturity, 6.50%, 1/1/18       806,293
Aaa       AAA         1,000     Rhode Island HEFA, (Rhode
                                Island Hospital),
                                (FGIC),"INFLOS", Variable
                                Rate, 8/15/21(2)               1,186,250
Aaa       AAA         2,500     San Joaquin Hills
                                Transportation Corridor
                                Agency, CA, Toll Road
                                Bonds, Escrowed to
                                Maturity, 0.00%, 1/1/14        1,227,275
Aaa       AAA        10,000     San Joaquin Hills
                                Transportation Corridor
                                Agency, CA, Toll Road
                                Bonds, Escrowed to
                                Maturity, 0.00%, 1/1/25        2,710,900
Aaa       NR          6,000     Savannah, GA, EDA,
                                Escrowed to Maturity,
                                0.00%, 12/1/21                 1,730,400
---------------------------------------------------------------------------
                                                            $ 30,341,250
---------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipal Bond Fund  as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
---------------------------------------------------------------------------

General Obligations -- 3.6%
---------------------------------------------------------------------------
A3        A-        $ 8,000     New York City, NY,
                                0.00%, 8/1/07               $  5,423,599
---------------------------------------------------------------------------
                                                            $  5,423,599
---------------------------------------------------------------------------

Hospital -- 6.9%
---------------------------------------------------------------------------
NR        NR        $ 1,500     Forsyth County, GA,
                                Hospital Authority
                                Revenue, (Georgia Baptist
                                Health Care System),        $  1,485,000
                                6.375%, 10/1/28
Aa3       AA          1,500     Greenville, SC, Hospital
                                System, 5.25%, 5/1/23          1,502,625
Baa       BBB-          750     Illinois Health
                                Facilities Authority,
                                (Proctor Community
                                Hospital), 7.375%, 1/1/23        795,323
NR        BBB         1,945     Louisiana Public
                                Facilities Authority,
                                (General Health Systems),
                                6.80%, 11/1/16                 2,155,041
Caa3      NR            215     Prince George's County,
                                MD, (Greater Southeast
                                Healthcare System),
                                6.20%, 1/1/08                    124,700
Caa3      NR            910     Prince George's County,
                                MD, (Greater Southeast
                                Healthcare System),
                                6.375%, 1/1/23                   527,800
NR        AA+         2,270     Rochester, MN, Health
                                Care Facilities Revenue,
                                (Mayo Clinic), 5.50%,
                                11/15/27                       2,377,802
NR        NR          1,500     San Benito, CA, Health
                                Care District, 5.40%,
                                10/1/20                        1,459,650
---------------------------------------------------------------------------
                                                            $ 10,427,941
---------------------------------------------------------------------------

Housing -- 3.7%
---------------------------------------------------------------------------
NR        NR        $ 1,000     Florence, KY, Housing
                                Facilities, (Blue Grass
                                Housing),
                                7.625%, 5/1/27              $  1,238,250
NR        NR          1,500     Lake Creek, CO,
                                (Affordable Housing
                                Corp.), Multifamily,
                                6.25%, 12/1/23                 1,522,620
NR        NR          1,000     Maricopa County, AZ, IDA,
                                (National Health
                                Facilities II), 6.375%,
                                1/1/19                         1,013,010
NR        A           1,650     Travis County, TX, HFC,
                                (Travis Station
                                Apartments),
                                6.75%, 4/1/19/(1)/             1,759,791
---------------------------------------------------------------------------
                                                            $  5,533,671
---------------------------------------------------------------------------

Industrial Development Revenue -- 5.6%
---------------------------------------------------------------------------
NR        NR        $   775     Florence County, SC,
                                (Stone Container Co.),
                                7.375%, 2/1/07              $     827,809
NR        NR          1,000     Iowa Finance Authority,
                                (Southbridge Mall),
                                6.375%, 12/1/13                 1,025,740
NR        NR          1,750     New Jersey EDA, (Holt
                                Hauling), 7.75%, 3/1/27         1,957,043
NR        BBB-        2,450     Port Camas-Washougan, WA,
                                (James River), 6.70%,
                                4/1/23                          2,606,678
Aa1       AA+         2,010     Valdez, AK Marine
                                Terminal, (BP Pipelines,
                                Inc.), (LOC: British
                                Petroleum America, Inc.),
                                5.85%, 8/1/25                   2,089,315
---------------------------------------------------------------------------
                                                            $   8,506,585
---------------------------------------------------------------------------

Insured-Electric Utilities -- 0.6%
---------------------------------------------------------------------------
Aaa       AAA       $   800     Puerto Rico Electric
                                Power Authority,
                                "STRIPES", (FSA),
                                Variable Rate, 7/1/03/(2)/        921,000
---------------------------------------------------------------------------
                                                                  921,000
---------------------------------------------------------------------------

Insured-Hospital -- 6.5%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,000     Illinois HFA,
                                (Rush-Presbyterian -
                                St. Lukes Medical
                                Center), (MBIA),
                                "INFLOS",Variable
                                Rate, 10/1/24/(2)/              1,190,000
Aaa       NR          1,000     Kalamazoo, MI, HFA,
                                (MBIA), 5.50%, 5/15/28          1,045,960
Aaa       AAA         1,500     Maryland HEFA
                                (Medlantic/Helix)
                                (AMBAC), 4.75%, 8/15/28         1,434,480
Aaa       AAA         3,000     Massachusetts HEFA,
                                (Caregroup), (MBIA),
                                5.00%, 7/1/18                   2,992,590
Aaa       NR          2,000     Medina County, OH,
                                Hospital Revenue, (Medina
                                Hospital), (AMBAC),
                                5.00%, 2/1/16                   1,994,280
Aaa       AAA         1,000     Salt Lake City, UT, (IHC
                                Hospitals, Inc.),
                                "INFLOS", (AMBAC),
                                Variable Rate, 5/15/20/(2)/     1,168,750
---------------------------------------------------------------------------
                                                            $   9,826,060
---------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipal Bond Fund as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
---------------------------------------------------------------------------

Insured-Housing -- 1.5%
---------------------------------------------------------------------------

Aaa       AAA       $ 1,000     SCA MFMR Receipts,
                                Burnsville, MN, (FSA),
                                7.10%, 1/1/30               $  1,113,030
Aaa       AAA         1,000     SCA MFMR Receipts,
                                Springfield, MO, (FSA),
                                7.10%, 1/1/30                  1,113,030
---------------------------------------------------------------------------

                                                            $  2,226,060
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 1.0%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,500     Tampa, FL, Sports
                                Authority, (MBIA), 5.25%,
                                1/1/17                      $  1,551,300
---------------------------------------------------------------------------
                                                            $  1,551,300
---------------------------------------------------------------------------

Insured-Transportation -- 5.0%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,500     Central Puget Sound, WA,
                                Transportation Authority
                                (FGIC), 4.75%, 2/1/28(3)    $  1,421,880
Aaa       AAA         1,000     Chicago Illinois Midway
                                Airport Revenue, (MBIA),
                                5.00%, 1/1/28                    976,800
Aaa       AAA         2,000     Columbus Municipal
                                Airport Authority, OH,
                                (AMBAC),
                                5.00%, 1/1/28                  1,977,360
Aaa       AAA         2,000     Orlando and Orange County
                                Expressway Authority,
                                (Florida Expressway),
                                (FGIC),
                                5.00%, 7/1/28                  1,992,360
Aaa       AAA         1,000     Triborough Bridge and
                                Tunnel Authority of New
                                York,
                                "RITES", (AMBAC),
                                Variable
                                Rate, 1/1/12(2)(4)             1,151,060
---------------------------------------------------------------------------
                                                            $  7,519,460
---------------------------------------------------------------------------

Insured-Utilities -- 4.2%
---------------------------------------------------------------------------
Aaa       AAA       $ 1,000     Madison County Suburban
                                Utility District, (MBIA),
                                5.00%, 2/1/19               $    996,820
Aaa       AAA        15,000     New York, NY, City
                                Municipal Water Finance
                                Authority, (MBIA), 0.00%,
                                6/15/19                        5,397,149
---------------------------------------------------------------------------
                                                            $  6,393,969
---------------------------------------------------------------------------

Insured-Water and Sewer -- 3.1%
---------------------------------------------------------------------------
Aaa       NR        $ 1,500     Fairmont, WV, Waterworks
                                Revenue (AMBAC),
                                4.50%, 7/1/24(3)            $  1,383,435
Aaa       AAA         1,500     Honolulu, HI, City and
                                County Waterworks System
                                Revenue (FGIC), 4.50%,
                                7/1/28                         1,370,940
Aaa       AAA         2,000     Pittsburgh, PA, Water and
                                Sewer Authority, (FSA),
                                5.00%, 9/1/19                  1,990,940
---------------------------------------------------------------------------
                                                            $  4,745,315
---------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 1.4%
---------------------------------------------------------------------------
NR        NR        $ 1,000     Hardeman County, TN,
                                (Correctional Facilities
                                Corp.), 7.75%, 8/1/17       $  1,122,790
A1        NR          1,000     Kenton County, KY,
                                (Public Properties
                                Corp.),
                                5.00%, 3/1/29                    976,340
---------------------------------------------------------------------------
                                                            $  2,099,130
---------------------------------------------------------------------------

Miscellaneous -- 3.8%
---------------------------------------------------------------------------
NR        BB-       $ 1,000     New Hampshire State
                                Business Finance
                                Authority,
                                7.75%, 1/1/22               $  1,016,500
NR        NR            500     San Juan, NM, Pueblo
                                Development Authority,
                                7.00%, 10/15/06                  493,050
NR        NR          1,000     Santa Fe, NM, (Crow
                                Hobbs), 8.50%, 9/1/16          1,115,400
NR        NR          2,500     Tax Revenue Exempt
                                Securities Trust,
                                Community Health
                                Provider, (Pooled Loan
                                Program Various States
                                Trust Certificates),
                                5.50%, 12/1/36                 2,491,950
NR        NR            595     Tax Revenue Exempt
                                Securities Trust,
                                Community Health
                                Provider, (Pooled Loan
                                Program Various States
                                Trust Certificates),
                                6.00%, 12/1/36                   608,587
---------------------------------------------------------------------------
                                                            $  5,725,487
---------------------------------------------------------------------------

Nursing Home -- 5.3%
---------------------------------------------------------------------------
NR        NR        $ 1,440     Bell County, TX,
                                (Riverside Healthcare,
                                Inc. - Normandy Terrace),
                                9.00%, 4/1/23               $  1,749,298
NR        NR            990     Clovis, NM, IDR,
                                (Retirement Ranches,
                                Inc.), 7.75%, 4/1/19           1,093,336


                       See notes to financial statements

Eaton Vance Municipal Bond Fund  as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
---------------------------------------------------------------------------

Nursing Home (continued)
---------------------------------------------------------------------------
NR        NR        $   305     Covington-Allegheny
                                County, VA, IDA, (Beverly
                                Enterprises), 9.375%,
                                9/1/01(1)                   $    323,453
NR        NR          1,290     Grove City, PA, Area
                                Hospital
                                HFA, (Grove Manor),
                                6.625%, 8/15/29                1,290,903
NR        NR          1,100     Massachusetts IFA, (Age
                                Institute of
                                Massachusetts),
                                8.05%, 11/1/25                 1,239,755
NR        NR          1,265     Montgomery, PA, IDA,
                                (Advancement of Geriatric
                                Health Care Institute),
                                8.375%, 7/1/23                 1,367,946
NR        AA+           325     Okaloosa County, FL,
                                (Beverly Enterprises),
                                10.75%, 10/1/03                  332,755
NR        NR            680     Tarrant County Health
                                Facilities, TX, 10.25%,
                                9/1/19(1)                        713,000
---------------------------------------------------------------------------
                                                            $  8,110,446
---------------------------------------------------------------------------

Senior Living / Life Care -- 5.2%
---------------------------------------------------------------------------
NR        NR        $ 1,255     Albuquerque, NM,
                                Retirement Facility
                                Revenue,
                                5.75%, 12/15/28             $  1,249,629
NR        NR          1,500     Albuquerque, NM,
                                Retirement Facility
                                Revenue,
                                6.60%, 12/15/28                1,494,105
NR        NR          1,000     Colorado HFA, Revenue
                                Refunding and
                                Improvement,
                                (Volunteers), 5.875%,
                                7/1/28                         1,000,000
NR        NR          1,500     Kansas City, MO, IDA,
                                Retirement Facility
                                Revenue, (Kingswood),
                                5.875%, 11/15/29               1,470,570
NR        NR          1,500     North Miami, FL, HFA,
                                (Imperial Club), 6.75%,
                                1/1/33                         1,500,135
NR        NR          1,000     Vermont IDA, (Wake Robin
                                Corp.), 8.75%, 4/1/23          1,125,350
---------------------------------------------------------------------------
                                                            $  7,839,789
---------------------------------------------------------------------------

Special Tax Revenue -- 3.4%
---------------------------------------------------------------------------
NR        NR        $ 1,000     Fontana, CA, 6.375%,
                                9/1/17                      $    999,950
NR        NR          1,500     Frederick County, MD,
                                Special Obligation,
                                Urbana Community
                                Development Authority,
                                6.625%, 7/1/25                 1,515,810
Aa3       AA-         2,500     Michigan State Trunk
                                Line,
                                5.50%, 11/1/18                 2,697,700
---------------------------------------------------------------------------
                                                            $  5,213,460
---------------------------------------------------------------------------

Transportation -- 4.9%
---------------------------------------------------------------------------
A1        A         $   758     Indiana Transportation
                                Finance Authority, 6.25%,
                                11/1/16                     $     822,688
Aa2       NR          1,000     New Jersey State
                                Transportation Trust
                                Fund, Variable
                                Rate, 6/15/17(2)                1,014,510
A1        AA-         1,000     Port Authority of New
                                York and New Jersey,
                                5.375%, 3/1/28                  1,075,200
Baa1      A           2,000     Puerto Rico Highway and
                                Transportation Authority,
                                4.75%, 7/1/38                   1,899,400
Baa1      A           2,500     Puerto Rico Highway and
                                Transportation Authority,
                                5.50%, 7/1/36(1)                2,661,250
---------------------------------------------------------------------------
                                                            $   7,473,048
---------------------------------------------------------------------------

Water and Sewer -- 1.5%
---------------------------------------------------------------------------
A1        A+        $ 2,375     Richmond, VA, Public
                                Utility Revenue, 5.125%,
                                1/15/28                     $   2,346,643
---------------------------------------------------------------------------
                                                            $   2,346,643
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $140,245,270)                           $ 151,640,472
---------------------------------------------------------------------------

At December 31, 1998, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:
New York                                                    13.3%
Massachusetts                                               10.9%
Others, representing less                                   75.8%
    than 10% individually

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1998, 24.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty insurance agencies. The aggregate percentages by financial institution range from 3.4% to 9.3% of total investments.

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  Security has been issued as an inverse floater bond.

(3)  When-issued security.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold the security until maturity. At December 31, 1998, the value of these securities amounted to $1,151,060 or 0.8% of the Portfolio's net assets.

                       See notes to financial statements

Eaton Vance Municipal Bond Fund  as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
---------------------------------------------------------------------------
Investments, at value (identified cost, $140,245,270)       $151,640,472
Cash                                                                 139
Receivable for Fund shares sold                                  472,663
Interest receivable                                            2,222,605
---------------------------------------------------------------------------
Total assets                                                $154,335,879
---------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------
Payable for investments purchased                           $  2,394,158
Payable for when-issued securities                             2,821,385
Demand note payable                                              441,000
Dividends payable                                                351,211
Payable for Fund shares redeemed                                 100,796
Payable to affiliate for Trustees' fees                            2,493
Other accrued expenses                                            40,607
---------------------------------------------------------------------------
Total liabilities                                           $  6,151,650
---------------------------------------------------------------------------
Net Assets                                                  $148,184,229
---------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------
Paid-in capital                                             $136,896,917
Accumulated net realized loss (computed on the basis of
    identified cost)                                            (107,890)
Net unrealized appreciation (computed on the basis of
    identified cost)                                          11,395,202
---------------------------------------------------------------------------
Total                                                       $148,184,229
---------------------------------------------------------------------------

Class A Shares
---------------------------------------------------------------------------
Net Assets                                                  $ 32,352,021
Shares Outstanding                                             3,243,848
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest             $       9.97
    outstanding)
Maximum Offering Price Per Share
    (100 / 95.25 of $9.97)                                  $      10.47
---------------------------------------------------------------------------

Class B Shares
---------------------------------------------------------------------------
Net Assets                                                  $ 10,008,093
Shares Outstanding                                             1,012,932
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial
    interest outstanding)                                   $       9.88
---------------------------------------------------------------------------

Class I Shares
---------------------------------------------------------------------------
Net Assets                                                  $105,824,115
Shares Outstanding                                             9,732,090
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial
    interest outstanding)                                   $      10.87
---------------------------------------------------------------------------
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
---------------------------------------------------------------------------
Interest                                                    $  6,859,732
---------------------------------------------------------------------------
Total investment income                                     $  6,859,732
---------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------
Investment adviser fee                                      $    567,054
Trustees fees and expenses                                         8,964
Distribution fees
        Class B                                                   28,567
Custodian fee                                                     74,502
Transfer agent and dividend disbursing agent fees                 71,267
Registration fees                                                 36,705
Printing and postage                                              16,758
Legal and accounting services                                      4,565
Miscellaneous                                                     31,723
---------------------------------------------------------------------------
Total expenses                                              $    840,105
---------------------------------------------------------------------------
Deduct--
    Reduction of custodian fee                              $     62,988
---------------------------------------------------------------------------
Total expense reductions                                    $     62,988
---------------------------------------------------------------------------

Net expenses                                                $    777,117
---------------------------------------------------------------------------

Net investment income                                       $  6,082,615
---------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss)
---------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  1,869,382
    Financial futures contracts                                  (83,990)
---------------------------------------------------------------------------
Net realized gain                                           $  1,785,392
---------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments (identified cost basis)                     $   (555,744)
---------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $   (555,744)
---------------------------------------------------------------------------

Net realized and unrealized gain                            $  1,229,648
---------------------------------------------------------------------------

Net increase in net assets from operations                  $  7,312,263
---------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipal Bond Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)               Year Ended           Year Ended
in Net Assets                     December 31, 1998    December 31, 1997
-------------------------------------------------------------------------
From operations--
    Net investment income             $   6,082,615         $  5,084,860
    Net realized gain                     1,785,392            2,037,037
    Net change in unrealized
        appreciation
        (depreciation)                     (555,744)           4,742,435
-------------------------------------------------------------------------
Net increase in net assets from
    operations                        $   7,312,263         $ 11,864,332
-------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                       $    (729,146)        $         --
        Class B                            (164,930)                  --
        Class I                          (5,188,539)          (5,084,860)
    In excess of net investment
        income
        Class A                                  --                   --
        Class B                                  --                   --
        Class I                                  --             (125,335)
    From net realized gain
        Class A                            (194,132)                  --
        Class B                             (49,556)                  --
        Class I                          (1,053,475)                  --
    In excess of net realized
        gain
        Class A                            (152,749)                  --
        Class B                             (57,351)                  --
        Class I                                  --                   --
-------------------------------------------------------------------------
Total distributions to
    shareholders                      $  (7,589,878)        $ (5,210,195)
-------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --
    Proceeds from sales of shares
        Class A                       $  32,686,526         $         --
        Class B                          10,386,143                   --
        Class I                          21,582,811            8,318,871
    Net asset value of shares issued
        to shareholders in payment
        of  distributions declared
        Class A                             590,413                   --
        Class B                             181,597                   --
        Class I                           3,347,030            2,708,543
    Cost of shares redeemed
        Class A                            (577,172)                  --
        Class B                            (480,650)                  --
        Class I                         (11,630,237)         (13,489,827)
-------------------------------------------------------------------------
Net increase (decrease) in net
    assets from Fund share
    transactions                      $  56,086,461         $ (2,462,413)
-------------------------------------------------------------------------
Net increase in net assets            $  55,808,846         $  4,191,724
-------------------------------------------------------------------------

                                  Year Ended           Year Ended
Net Assets                        December 31, 1998    December 31, 1997
-------------------------------------------------------------------------
At beginning of year                  $  92,375,383         $ 88,183,659
-------------------------------------------------------------------------
At end of year                        $ 148,184,229         $ 92,375,383
-------------------------------------------------------------------------

Accumulated
distributions in excess
of net investment income
included in net assets
-------------------------------------------------------------------------
At end of year                        $          --         $   (203,488)
-------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipal Bond Fund  as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 Year Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                                  1998 (1)                  1997        1996      1995        1994
                                                     --------------------------------  --------------------------------------------
                                                       Class A    Class B     Class        Class       Class      Class      Class
                                                         (2)         (3)         I            I          I          I          I
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $10.000    $10.000    $ 10.840      $10.070    $10.210    $ 9.260   $10.630
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.502    $ 0.416    $  0.574      $ 0.584    $ 0.605    $ 0.604   $ 0.611
Net realized and unrealized gain (loss)                  0.099      0.006       0.141        0.785     (0.143)     0.962    (1.369)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $ 0.601    $ 0.422    $  0.715      $ 1.369    $ 0.462    $ 1.566   $(0.758)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.522)   $(0.433)   $ (0.576)     $(0.584)   $(0.594)   $(0.604)  $(0.611)
In excess of net investment income                          --         --          --       (0.015)    (0.008)    (0.012)   (0.001)
From net realized gain                                  (0.061)    (0.051)     (0.109)          --         --         --        --
In excess of net realized gain                          (0.048)    (0.058)         --           --         --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $(0.631)   $(0.542)   $ (0.685)     $(0.599)   $(0.602)   $(0.616)  $(0.612)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                          $ 9.970    $ 9.880    $ 10.870      $10.840    $10.070    $10.210   $ 9.260
-----------------------------------------------------------------------------------------------------------------------------------

Total Return (4)                                          6.07%      4.03%       6.75%       14.13%      4.78%     17.40%    (7.27)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $32,352    $10,008    $105,824      $92,375    $88,184    $96,410   $90,802
Ratios (As a percentage of average daily net assets):
    Expenses (5)                                          0.65%      1.39%       0.70%        0.81%      0.78%      0.76%     0.80%
    Expenses after custodian fee reduction (5)            0.60%      1.34%       0.65%        0.77%      0.74%        --        --
    Net investment income                                 5.07%      4.33%       5.25%        5.69%      6.12%      6.16%     6.26%
Portfolio Turnover                                          38%        38%         38%          34%        30%        58%       58%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.

(3) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.

(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(5) The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the prior period has not been adjusted to reflect this change.


                       See notes to financial statements

Eaton Vance Municipal Bond Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) (formerly the Eaton Vance Municipal Bond Fund, L.P.) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (the Trust). The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note
   6). Class I shares are sold at net asset value. All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

   B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

   C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders.

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $89,290 of distributions from tax-exempt income as a long-term capital gain distribution for its taxable year ended December 31, 1998.

   D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

Eaton Vance Municipal Bond Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT`D


   F When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those amounts.

   I Other -- Investment transactions are accounted for on a trade date basis.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended December 31, 1998, the Fund has reclassified amounts to reflect an increase in paid-in capital of $10,001,090, a decrease in accumulated undistributed net realized gain of $10,204,578 and a decrease in accumulated distributions in excess of net investment income of $203,488 due to permanent differences between book and tax accounting for distributions to shareholders. Net investment income, net realized gains and net assets were not affected by these reclassifications.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                                 Year   Ended
   Class A                                       December 31, 1998/(1)/
   ---------------------------------------------------------------------
   Sales                                                 3,242,591

   Issued to shareholders electing
     to receive payment of
     distributions in Fund shares                           58,980

    Redemptions                                            (57,723)
   ---------------------------------------------------------------------
    Net increase                                         3,243,848
   ---------------------------------------------------------------------

  /(1)/For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.

                                                 Year   Ended
   Class B                                       December 31, 1998/(2)/
   ---------------------------------------------------------------------
   Sales                                                 1,042,463

   Issued to shareholders electing
     to receive payment of
     distributions in Fund shares                           18,306

    Redemptions                                            (47,837)
   ---------------------------------------------------------------------
    Net increase                                         1,012,932
   ---------------------------------------------------------------------
  /(2)/For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.

Eaton Vance Municipal Bond Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT`D

                                           Year  Ended
   Class I                                 December 31, 1998
   ----------------------------------------------------------
   Sales                                           1,969,000

   Issued to shareholders electing
    to receive payment of
    distributions in Fund shares                     306,746

   Redemptions                                    (1,064,820)

   Issued to Eaton Vance Municipal Bond Fund,
     L.P. Partners                                 8,521,164
   ----------------------------------------------------------

   Net increase                                    9,732,090
   ----------------------------------------------------------

   Transactions in shares of partnership interest of Eaton Vance Municipal Bond Fund, L.P. (See Note 11) for the year ended December 31, 1997 were as follows:


                                               Year Ended December 31, 1997
    ----------------------------------------------------------------------------
                                         General Partners       Limited Partners
    ----------------------------------------------------------------------------
    Sales                                         --                 811,929

    Issued to partners electing to
     receive  payment of distributions         8,204                 256,996
     in shares

    Redemptions                                   --              (1,310,465)
    ----------------------------------------------------------------------------

    Net increase (decrease)                    8,204                (241,540)
    ----------------------------------------------------------------------------


4  Investment Adviser Fee and Other Transactions with Affiliates

   -----------------------------------------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 1998, the fee was equivalent to 0.48% of the Fund's average daily net assets for such period and amounted to $567,054. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $30,195 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1998.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organizations.


5  Distribution and Service Plans
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A
   Plan) (collectively, the Plans). The Plans require the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $28,567 for Class B shares to EVD for the period ended December 31, 1998, representing 0.75% (annualized) of the average daily net assets for Class B shares. At December 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $427,000 for Class B shares.

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed
   0.25% per annum of the Fund's average daily net assets

Eaton Vance Municipal Bond Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT`D

   attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Class A and Class B shares expect to begin making service fee payments during the quarter ending March 31, 1999.


6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $4,000 of CDSC paid by Class B shareholders for the period ended December 31, 1998.


7  Purchases and Sales of Investments
   -----------------------------------------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations and put option transactions, aggregated $100,303,184 and $43,990,227, respectively.


8  Line of Credit
   -----------------------------------------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $130 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 1998, amounts outstanding under the line of credit totaled $441,000.


9  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                               $140,245,270
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $11,749,315
   Gross unrealized depreciation                                    (354,113)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                                   $11,395,202
   -----------------------------------------------------------------------------


10 Financial Instruments
   -----------------------------------------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no open obligations under these financial instruments at December 31, 1998.


11 Transfer of Net Assets
   -----------------------------------------------------------------------------
   On January 1, 1998, Eaton Vance Municipal Bond Fund, L.P. transferred substantially all of its assets and liabilities to Eaton Vance Municipal Bond Fund pursuant to a Plan of Reorganization dated December 12, 1997. In accordance with the agreement, Eaton Vance Municipal Bond Fund, L.P., at the closing, issued 8,521,164 Class I shares of the Fund having an aggregate value of $92,375,383. As a

Eaton Vance Municipal Bond Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT`D


   result, the Fund issued one Class I share for each share of Eaton Vance Municipal Bond Fund, L.P. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Municipal Bond Fund, L.P.'s net assets at the date of the transaction were $92,375,383, including $11,950,946 of unrealized appreciation.

Eaton Vance Municipal Bond Fund  as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of
Eaton Vance Municipal Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                                DELOITTE & TOUCHE LLP
                                                Boston, Massachusetts
                                                February 12, 1999

Eaton Vance Municipal Bond Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Municipal Bond Fund

Officers
James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President and
Portfolio Manager

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law, Georgetown
University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance
Municipal Bond Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                      MBSRC-2/99